Exhibit 99.2

DCT INDUSTRIAL®

Third Quarter 2011
Supplemental Reporting Package

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Institutional Capital Management Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the continuing impact of the economic downturn and the strength of the economic recovery and the impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Third Quarter 2011	Page 1
Supplemental Reporting Package

Quarterly Highlights

Top 10 Markets(1)

Total Consolidated

Market	ABR (millions)	Occupancy 9/30/11	Occupancy 9/30/10	Change
Atlanta	$19.3	92.4%	83.1%	9.3%
Southern California	19.1	99.2%	91.5%	7.7%
Houston	17.0	96.5%	89.3%	7.2%
Memphis	15.4	100.0%	93.5%	6.5%
Dallas	14.0	86.6%	87.0%	-0.4%
Cincinnati	12.6	83.4%	78.0%	5.4%
Northern California	11.8	87.6%	75.7%	11.9%
Baltimore/Washington DC	9.2	88.4%	80.4%	8.0%
Columbus	9.0	85.1%	79.8%	5.3%
Chicago	9.0	91.4%	73.5%	17.9%

Total	$136.4	91.4%	83.5%	7.9%

2011 YTD Acquisitions

$163.3 Million Total Purchase Price (2)

(by market, in millions)

Portfolio Occupancy (%)	Total Leasing Volume (square feet in millions)

Average Debt Maturity	Annual Change in Same Store NOI (%)

(1)	Based on annualized base rent as of September 30, 2011.
(2)	Amounts are based on gross purchase price and include noncontrolling interests share of $9.8 million.

Third Quarter 2011	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
REVENUES:
Rental revenues	$65,952	$60,017	$191,549	$176,165
Institutional capital management and other fees	1,004	1,046	3,153	3,051

Total revenues	66,956	61,063	194,702	179,216

OPERATING EXPENSES:
Rental expenses	8,761	8,720	26,342	25,314
Real estate taxes	9,752	9,725	28,260	28,074
Real estate related depreciation and amortization	33,398	28,526	96,839	85,755
General and administrative	6,346	6,134	20,465	18,528
Impairment losses	—	—	—	4,556
Casualty gains	(54)	—	(1,298)	—

Total operating expenses	58,203	53,105	170,608	162,227

Operating income	8,753	7,958	24,094	16,989
OTHER INCOME AND EXPENSE:
Equity in loss of unconsolidated joint ventures, net	(967)	(1,293)	(3,450)	(2,200)
Impairment losses on investments in unconsolidated joint ventures	—	—	(1,934)	—
Loss on business combinations	—	—	—	(395)
Interest expense	(16,628)	(15,493)	(46,907)	(41,481)
Interest and other income (expense)	(356)	227	(257)	112
Income tax benefit (expense) and other taxes	56	(235)	(105)	(1,056)

Loss from continuing operations	(9,142)	(8,836)	(28,559)	(28,031)
Discontinued operations:
Operating income (loss) and other expenses	51	(375)	87	(1,364)
Loss on dispositions of real estate interests from discontinued operations	—	(608)	—	(778)

Income (loss) from discontinued operations	51	(983)	87	(2,142)

Loss before gain (loss) on dispositions of real estate interests	(9,091)	(9,819)	(28,472)	(30,173)
Gain (loss) on dispositions of real estate interests	—	(3)	—	13

Consolidated net loss of DCT Industrial Trust Inc.	(9,091)	(9,822)	(28,472)	(30,160)
Net loss attributable to noncontrolling interests	1,015	1,142	3,385	3,526

Net loss attributable to common stockholders	$(8,076)	$(8,680)	$(25,087)	$(26,634)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.03)	$(0.04)	$(0.11)	$(0.12)
Income (loss) from discontinued operations	0.00	0.00	0.00	(0.01)

Net loss attributable to common stockholders	$(0.03)	$(0.04)	$(0.11)	$(0.13)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	245,805	211,634	241,548	210,285

Third Quarter 2011	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(unaudited, amounts in thousands)

	September 30, 2011	December 31, 2010
ASSETS:
Operating properties	$3,161,373	$2,954,754
Properties under development	4,925	55,698
Properties under redevelopment	4,021	3,316
Pre-development and land held for development	40,356	23,668

Total investment in properties	3,210,675	3,037,436
Less accumulated depreciation and amortization	(591,135)	(528,705)

Net investment in properties	2,619,540	2,508,731
Investments in and advances to unconsolidated joint ventures	136,555	138,455

Net investment in real estate	2,756,095	2,647,186
Cash and cash equivalents	15,294	17,330
Notes receivable	1,096	1,222
Deferred loan costs, net	8,937	5,883
Straight-line rent and other receivables, net	42,176	33,278
Other assets, net	22,855	14,990

Total assets	$2,846,453	$2,719,889

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$48,138	$38,354
Distributions payable	19,016	17,458
Tenant prepaids and security deposits	23,150	20,759
Other liabilities	29,137	12,373
Intangible lease liability, net	19,124	18,748
Line of credit	51,500	51,000
Senior unsecured notes	935,000	735,000
Mortgage notes	302,138	425,359

Total liabilities	1,427,203	1,319,051
Total stockholders’ equity	1,225,751	1,196,102
Noncontrolling interests	193,499	204,736

Total liabilities and equity	$2,846,453	$2,719,889

Third Quarter 2011	Page 4
Supplemental Reporting Package

Funds From Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(8,076)	$(8,680)	$(25,087)	$(26,634)
Adjustments:
Real estate related depreciation and amortization	33,398	28,742	96,839	86,518
Equity in loss of unconsolidated joint ventures, net	967	1,293	3,450	2,200
Equity in FFO of unconsolidated joint ventures	1,083	403	2,119	3,080
Loss on business combinations	—	—	—	395
Gain on dispositions of real estate interests	—	(2,058)	—	(2,092)
Gain on dispositions of non-depreciated real estate	—	6	—	12
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,655)	(3,108)	(10,852)	(10,143)
FFO attributable to unitholders	2,413	2,030	6,936	6,737

FFO attributable to common stockholders and unitholders, basic and diluted	26,130	18,628	73,405	60,073

Adjustments:
Acquisition costs(1)	346	315	1,409	523
Debt modification costs	—	—	—	1,136
Impairment losses	—	2,669	1,934	7,412

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$26,476	$21,612	$76,748	$69,144

FFO per common share and unit, basic and diluted	$0.10	$0.08	$0.27	$0.25

FFO, as adjusted, per common share and unit, basic and diluted	$0.10	$0.09	$0.29	$0.29

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	245,805	211,634	241,548	210,285
Participating securities	1,555	1,801	1,623	1,678
Units	25,011	25,985	25,260	26,563

FFO weighted average common shares, participating securities and units outstanding - basic	272,371	239,420	268,431	238,526
Dilutive common stock equivalents	429	296	468	424

FFO weighted average common shares, participating securities and units outstanding - diluted	272,800	239,716	268,899	238,950

(1)	Excluding amounts attributable to noncontrolling interests.

Third Quarter 2011	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
NET OPERATING INCOME:(1)
Rental revenues	$65,952	$60,017	$191,549	$176,165
Rental expenses and real estate taxes	(18,513)	(18,445)	(54,602)	(53,388)

Net operating income(2)	$47,439	$41,572	$136,947	$122,777

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	60,369	56,984	60,369	56,984
Average occupancy	89.3%	83.4%	88.1%	81.9%
Occupancy as of period end	89.9%	84.3%	89.9%	84.3%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of the period end	60,213	54,685	60,213	54,685
Average occupancy	89.5%	87.0%	88.4%	86.6%
Occupancy as of period end	89.9%	86.9%	89.9%	86.9%
SAME STORE OPERATING PROPERTIES:(1)
Square feet in same store population	52,798	52,798	52,379	52,379
Average occupancy	89.8%	86.7%	88.7%	86.5%
Occupancy as of period end	90.2%	86.5%	90.1%	86.5%
Rental revenues	$57,980	$58,523	$169,499	$171,488
Rental expenses and real estate taxes	(16,418)	(17,376)	(48,466)	(50,221)

Same store net operating income	41,562	41,147	121,033	121,267
Less: revenue from lease terminations	(262)	(273)	(450)	(330)

Net operating income (excluding revenue from lease terminations)	41,300	40,874	120,583	120,937

Less: straight-line rents, net of related bad debt expense	(875)	(344)	(4,097)	(3,210)
Add back: amortization of above/(below) market rents	(190)	(90)	(371)	105

Cash net operating income (excluding revenue from lease terminations)	$40,235	$40,440	$116,115	$117,832

Net operating income growth (excluding revenue from lease terminations)	1.0%	—	(0.3)%	—
Cash net operating income growth (excluding revenue from lease terminations)	(0.5)%	—	(1.5)%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$1,820	$941	$6,951	$3,838
Straight-line rent receivable (balance sheet)(3)	$34,141	$25,191	$34,141	$25,191
Net amortization of above/(below) market rents - increase (decrease) to revenue(3)	$211	$90	$375	$(239)
Capitalized interest	$461	$401	$2,133	$1,803
Stock-based compensation amortization	$1,092	$1,234	$3,757	$3,582
Revenue from lease terminations(3)	$269	$253	$457	$570
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$93	$231	$691	$954
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital (including repositioning)	$4,093	$5,216	$10,466	$15,260
Building and land improvements	3,410	4,283	6,027	8,824
Tenant improvements and leasing costs (including make-ready)	9,546	5,785	24,438	12,407

Total capital expenditures	$17,049	$15,284	$40,931	$36,491

(1)	Excludes discontinued operations.
(2)	See Definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

Third Quarter 2011	Page 6
Supplemental Reporting Package

Property Overview

As of September 30, 2011

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING
Atlanta	52	100.0%	6,592	10.9%	92.4%	$19,328		9.6%
Baltimore/Washington D.C	17	100.0%	2,057	3.4%	88.4%	9,246		4.6%
Central Pennsylvania	8	100.0%	1,453	2.4%	74.0%	4,282		2.1%
Charlotte	10	100.0%	1,006	1.7%	82.2%	2,734		1.3%
Chicago	18	100.0%	3,462	5.8%	93.0%	8,781		4.4%
Cincinnati	32	100.0%	4,491	7.5%	83.4%	12,582		6.3%
Columbus	14	100.0%	4,301	7.1%	85.1%	8,990		4.5%
Dallas	46	100.0%	4,288	7.1%	86.6%	14,028		7.0%
Denver	2	100.0%	278	0.5%	100.0%	1,243		0.6%
Houston	48	100.0%	3,346	5.5%	96.5%	17,020		8.5%
Indianapolis	7	100.0%	2,299	3.8%	98.7%	6,809		3.4%
Kansas City	1	100.0%	225	0.4%	100.0%	842		0.4%
Louisville	4	100.0%	1,330	2.2%	96.2%	4,073		2.0%
Memphis	11	100.0%	5,218	8.7%	100.0%	15,351		7.6%
Mexico	15	100.0%	1,653	2.7%	93.3%	6,287		3.1%
Miami	6	100.0%	762	1.3%	77.4%	4,871		2.4%
Minneapolis	3	100.0%	356	0.6%	96.4%	1,724		0.9%
Nashville	5	100.0%	2,826	4.7%	85.0%	5,910		2.9%
New Jersey	12	100.0%	1,669	2.8%	79.9%	7,154		3.6%
Northern California	24	100.0%	2,528	4.2%	87.6%	11,840		5.9%
Orlando	20	100.0%	1,864	3.1%	76.7%	5,449		2.7%
Phoenix	14	100.0%	1,718	2.8%	83.0%	4,576		2.3%
San Antonio	15	100.0%	1,349	2.2%	96.7%	3,917		1.9%
Seattle	8	100.0%	1,300	2.2%	85.7%	4,940		2.5%
Southern California	28	89.0%	3,842	6.4%	99.2%	19,069		9.5%

Total/weighted average - operating properties	420	99.3%	60,213	100.0%	89.9%	201,046		100.0%

CONSOLIDATED REDEVELOPMENT
Chicago	1	100.0%	156	100.0%	56.9%	189		N/A

Total/weighted average – redevelopment properties	1	100.0%	156	100.0%	56.9%	189		N/A

Total/weighted average - consolidated properties	421	99.3%	60,369	100.0%	89.9%	$201,235	(3)	N/A

Continued on next page

See footnote definitions on next page.

Third Quarter 2011	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of September 30, 2011

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	41.8%	44.9%	—	N/A
Southern California Logistics Airport(4)	6	50.0%	1,983	58.2%	43.6%	3,485	N/A

Total/weighted average	9	50.0%	3,406	100.0%	44.1%	3,485	N/A

OPERATING PROPERTIES IN FUNDS
Atlanta	2	17.2%	703	5.1%	80.4%	1,391	3.0%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,717	10.1%
Charlotte	1	4.4%	472	3.3%	100.0%	1,510	3.2%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,983	12.8%
Cincinnati	5	11.9%	1,847	13.1%	96.4%	5,869	12.6%
Columbus	2	6.3%	451	3.2%	100.0%	1,190	2.5%
Dallas	4	16.8%	1,726	12.2%	86.0%	3,969	8.5%
Denver	5	20.0%	773	5.5%	92.3%	3,282	7.0%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,785	3.8%
Kansas City	1	11.4%	180	1.3%	100.0%	711	1.5%
Louisville	5	10.0%	900	6.4%	82.6%	2,502	5.3%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,331	5.0%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,339	5.0%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,807	8.1%
New Jersey	2	10.7%	216	1.5%	83.0%	968	2.1%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.8%
Orlando	2	20.0%	696	4.9%	82.7%	2,688	5.7%

Total/weighted average – fund operating properties	45	14.1%	14,101	100.0%	92.0%	46,800	100.0%

Total/weighted average – unconsolidated properties	54	21.1%	17,507	100.0%	82.7%	$50,285	N/A

OPERATING PROPERTIES ASSET-MANAGED ONLY
Atlanta	1	N/A	491	100.0%	100.0%	N/A	N/A

SUMMARY
Total/weighted average - consolidated/ unconsolidated operating properties	474	N/A	77,720	99.2%	88.3%	$251,331	N/A
Total/weighted average - consolidated redevelopment properties	1	N/A	156	0.2%	56.9%	189	N/A
Total/weighted average – asset managed only properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/weighted average - all properties	476	N/A	78,367	100.0%	88.3%	$251,520	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $6.5 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Third Quarter 2011	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
FOUR QUARTERS ROLLING
New	156	5,309	-18.0%	-12.1%	65	$15,290	$2.88
Renewal	195	9,781	-8.7%	-3.3%	40	9,781	1.00
Development and redevelopment	7	600	N/A	N/A	49	N/A	N/A

Total/Weighted Average	358	15,690	-9.9%	-4.4%	49	$25,071	$1.66

Weighted Average Retention	77.4%

THIRD QUARTER 2011
New	46	1,336	-24.1%	-17.6%	73	$3,981	$2.98
Renewal	47	2,709	-5.1%	3.8%	43	2,059	0.76
Development and redevelopment	1	34	N/A	N/A	39	N/A	N/A

Total/Weighted Average	94	4,079	-6.8%	1.9%	53	$6,040	$1.49

Weighted Average Retention	79.1%

YEAR TO DATE 2011
New	116	3,783	-15.7%	-9.3%	69	$10,328	$2.73
Renewal	139	7,007	-7.3%	-1.7%	40	7,708	1.10
Development and redevelopment	3	261	N/A	N/A	55	N/A	N/A

Total/Weighted Average	258	11,051	-8.3%	-2.7%	50	$18,036	$1.67

Weighted Average Retention	73.6%

Lease Expirations for Consolidated Properties as of September 30, 2011(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2011(4)	2,372	$8,842	4.0%
2012	10,177	40,745	18.3%
2013	10,294	42,980	19.4%
2014	8,009	31,963	14.4%
2015	7,279	28,543	12.9%
Thereafter	16,117	68,734	31.0%

Total occupied	54,248	$221,807	100.0%

Available or leased not occupied	6,121

Total consolidated properties	60,369

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Third Quarter 2011	Page 9
Supplemental Reporting Package

Acquisition and Disposition Summary

For the Nine Months Ended September 30, 2011

	Property Name	Size	Occupancy at Acquisition/ Disposition	Occupancy at September 30, 2011	Market
ACQUISITIONS:
January	Palmyrita (2 buildings)(1)	191,000 sq. ft.	88.5%	88.5%	Southern California
January	6th & Rochester(1)	173,000 sq. ft.	100.0%	100.0%	Southern California
January	101 Railroad Avenue	330,000 sq. ft.	100.0%	100.0%	New Jersey
January	13780 Central Avenue(2)	190,000 sq. ft.	—	100.0%	Southern California
February	8551 NW 30th Terrace	100,000 sq. ft.	100.0%	—	Miami
March	3001 Directors Row	50,000 sq. ft.	100.0%	100.0%	Orlando
April	450 S Lombard Road(2)	156,000 sq. ft.	35.0%	56.9%	Chicago
April	8190 Byron Rd.	72,000 sq. ft.	100.0%	100.0%	Southern California
June	4625 N 45th Ave.	245,000 sq. ft.	100.0%	100.0%	Phoenix
July	1700 DeSoto Place	82,000 sq. ft.	100.0%	100.0%	Southern California
July	2440 Pleasantdale	77,000 sq. ft.	100.0%	100.0%	Atlanta
July	Pan American Land (Phase 1)	7.3 acres	N/A	N/A	Miami
July	Slover Land	28.3 acres	N/A	N/A	Southern California
August	5330 Pecos Street	118,000 sq. ft.	100.0%	100.0%	Denver
August	Beltway Portfolio (7 buildings)	383,000 sq. ft.	95.2%	95.2%	Houston
August	DCT Port Union Land (Phase 2)	46.3 acres	N/A	N/A	Cincinnati
September	Orlando Portfolio (3 buildings)	421,000 sq. ft.	60.5%	60.5%	Orlando
Total YTD Purchase Price - $163.3 million(3)

DISPOSITIONS:

None.

(1)	DCT consolidates these properties with a 52.6% weighted average ownership.
(2)	Acquisition of redevelopment property.
(3)	Amounts are based on gross purchase price and include $9.8 million of noncontrolling interest.

Third Quarter 2011	Page 10
Supplemental Reporting Package

Development Overview

As of September 30, 2011

Project	Market	Acres	Number of Buildings	Square Feet	Costs Incurred (In thousands)		Total Projected Investment	Percentage Leased
					Q3 2011	Cumulative
UNDER CONSTRUCTION:
Dulles Summit Distribution Phase 2(1)	Baltimore/Washington D.C.	13.3	2	177.9	$199.0	$4,925	$17,376	—

PREDEVELOPMENT:
8th & Vineyard (1)	Southern California	19.3			$153	$5,316
Slover	Southern California	28.3			14,083	14,083
Pan American Land Phase 1	Miami	7.3			3,396	3,396
DCT Port Union Phase 2	Cincinnati	46.3			3,347	6,865

TOTAL		101.2			$20,979	$29,660

LAND HELD:(2)(3)
DCT Reno	Reno	42.2			$—	$4,962
DCT Whitestown	Indianapolis	28.4			—	874
Dulles Land JV(1)	Baltimore/Washington D.C.	5.1			—	2,355
ADC North Phase 2	Orlando	14.6			—	2,442

TOTAL		90.3			$—	$10,633

(1)	Amounts include a 5% noncontrolling interest in Dulles Summit Distribution Phase 2; a 9% noncontrolling interest in 8th & Vineyard; and a 50% noncontrolling interest ownership in Dulles Land JV.
(2)	Excludes 47 acres of land in Atlanta held by our IDI/DCT Buford unconsolidated joint ventures.
(3)	This excludes our investment in our unconsolidated joint venture, Stirling Capital Investments (SCLA). This land is entitled for industrial development surrounding the Southern California Logistics Airport located in the Inland Empire submarket of Southern California:

	Acquired	Available for Development	In Service	Sold
SCLA Phase I (Acres)	360	209	98	53

The SCLA joint venture has master development agreements giving it certain development rights to approximately 4,000 acres surrounding the former George Air Force Base.

Third Quarter 2011	Page 11
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of September 30, 2011

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 9/30/2011
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.34%	2.34%	June 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	5.50%	5.50%	August 2022	40,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				935,000

MORTGAGE NOTES:
Fixed rate secured debt	6.03%	5.79%	Dec. 2011–Aug. 2025	299,283
Premiums (discounts), net of amortization				2,855

				302,138

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	2.12%	2.12%	June 2015	51,500

Total carrying value of consolidated debt				$1,288,638

Fixed rate debt	5.84%	5.82%		82%
Variable rate debt	2.29%	2.29%		18%

Weighted average interest rate	5.21%	5.20%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional Funds				$32,202
SCLA				30,532

				$62,734

Scheduled Principal Payments of Debt as of September 30, 2011 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2011	$—	$3,441	$—	$3,441
2012	—	57,850	—	57,850
2013	175,000	43,816	—	218,816
2014	50,000	9,475	—	59,475
2015	215,000	47,822	51,500	314,322
2016	99,000	5,180	—	104,180
2017	51,000	5,522	—	56,522
2018	81,500	5,580	—	87,080
2019	46,000	50,150	—	96,150
2020	50,000	61,981	—	111,981
Thereafter	167,500	8,466	—	175,966

Total	$935,000	$299,283	$51,500	$1,285,783

(1)	The $175 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)	The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. There was $248.5 million available under the unsecured revolving credit facility as of September 30, 2011.
(3)	Based on DCT’s ownership as of September 30, 2011.

Hedges: As of September 30, 2010, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

Third Quarter 2011	Page 12
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization at September 30, 2011

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	245,933	$4.39	$1,079,646
Operating partnership units outstanding	24,146	$4.39	106,001

Total equity market capitalization			1,185,647

Consolidated debt			1,288,638
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,729)
Proportionate share of debt related to unconsolidated joint ventures			62,734

DCT share of total debt			1,344,643

Total market capitalization			$2,530,290

DCT share of total debt to total market capitalization			53.1%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net loss attributable to common stockholders	$(8,076)	$(8,680)	$(25,087)	$(26,634)
Interest expense(3)	16,628	15,516	46,907	41,552
Proportionate share of interest expense from unconsolidated joint ventures	746	901	2,355	2,258
Real estate related depreciation and amortization(3)	33,398	28,742	96,839	86,518
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,785	1,454	4,787	4,432
Income tax expense (benefit) and other taxes(3)	(56)	248	105	1,068
Stock-based compensation amortization	1,092	1,234	3,757	3,582
Noncontrolling interests(3)	(1,015)	(1,142)	(3,385)	(3,526)
Loss on business combinations	—	—	—	395
Non-FFO gains on dispositions of real estate interests	—	(2,052)	—	(2,079)
Impairment losses (3)(4)	—	2,669	1,934	7,412

Adjusted EBITDA	$44,502	$38,890	$128,212	$114,978

CALCULATION OF FIXED CHARGES
Interest expense (3)	$16,628	$15,516	$46,907	$41,552
Capitalized interest	461	401	2,133	1,803
Amortization of loan costs and debt premium/discount	(257)	(421)	(738)	(988)
Proportionate share of interest expense from unconsolidated joint ventures	746	901	2,355	2,258

Total fixed charges	$17,578	$16,397	$50,657	$44,625

Fixed charge coverage	2.5	2.4	2.5	2.6

(1)	Excludes 1.0 million unvested Long-Term Incentive Plan Units, 0.4 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of September 30, 2011.
(2)	Amount includes only the portion of consolidated property level debt related to properties in which we do not have a 100% ownership.
(3)	Includes amounts related to discontinued operations.
(4)	Includes impairment losses on investments in unconsolidated joint ventures.

Third Quarter 2011	Page 13
Supplemental Reporting Package

Institutional Capital Management Summary

(dollar amounts in thousands)

Statements of Operations

	For the Nine Months Ended September 30, 2011
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan
REVENUES:
Total rental revenues	$7,296	$12,674	$6,005	$2,338	$15,567

EXPENSES:
Rental expenses	631	984	561	256	1,477
Real estate taxes	1,181	1,979	929	227	2,216
Depreciation and amortization	3,424	6,107	2,576	1,073	10,473
General and administrative	433	60	12	5	576

Total expenses	5,669	9,130	4,078	1,561	14,742
Interest expense	4,081	5,786	2,599	691	—
Taxes	40	10	24	16	1

Net income (loss)	$(2,494)	$(2,252)	$(696)	$70	$824

Rental revenues	7,296	12,674	6,005	2,338	15,567
Rental expenses and real estate taxes	1,812	2,963	1,490	483	3,693

Net operating income	$5,484	$9,711	$4,515	$1,855	$11,874

Data by Fund as of September 30,	Number of Buildings	Square Feet (In thousands)	Occupancy Percentage	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I	14	3,673	96.1%	4.4%
TRT-DCT JV II	6	1,925	95.7%	11.4%
TRT-DCT JV III	5	900	82.6%	10.0%
JP Morgan	14	4,956	93.2%	20.0%

Total/weighted average	45	14,101	92.0%	14.1%

Balance Sheets

	As of September 30, 2011
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan
Total investment in properties	$125,467		$214,935		$99,418		$31,195		$290,233
Accumulated depreciation and amortization	(26,647)		(41,852)		(17,904)		(4,578)		(49,179)

Net investment in properties	98,820		173,083		81,514		26,617		241,054
Cash and cash equivalents	1,713		2,438		827		429		4,051
Other assets	3,131		3,169		2,185		542		4,649

Total assets	$103,664		$178,690		$84,526		$27,588		$249,754

Other liabilities	$2,322		$4,878		$1,706		$725		$4,473
Secured debt maturities – 2014	—		—		39,725	(3)	—		—
Secured debt maturities – 2015	—		44,844	(2)	10,256	(3)	—		—
Secured debt maturities thereafter	95,500	(1)	85,000	(2)	4,780	(3)	11,944	(4)	—

Total secured debt	95,500		129,844		54,761		11,944		—

Total liabilities	97,822		134,722		56,467		12,670		4,473
Partners or members’ capital	5,842		43,968		28,059		14,919		245,281

Total liabilities and Partners or members’ capital	$103,664		$178,690		$84,526		$27,588		$249,754

(1)

Debt currently has a stated interest rate of 5.6% and requires interest only payments until 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.

(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $12.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.76%. $31.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.3 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%. $4.8 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%.

(4)	$11.9 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

Third Quarter 2011	Page 14
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets. Repositioning capital is defined as substantial building improvements on which the Company expects to earn incremental returns but which do not qualify as a Redevelopment.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses. We believe that FFO excluding severance, acquisition costs and debt modification costs, which are non-routine items, and impairment losses is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results without taking into account the unrelated impairment losses relating to the decrease in value of certain real estate assets and investments in unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Third Quarter 2011	Page 15
Supplemental Reporting Package

Definitions

(Continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Consolidated Operating Data
	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Reconciliation of NOI to loss from continuing operations:
Loss from continuing operations	$(9,142)	$(8,836)	$(28,559)	$(28,031)
Income tax (benefit) expense and other taxes	(56)	235	105	1,056
Interest and other (income) expense	356	(227)	257	(112)
Interest expense	16,628	15,493	46,907	41,481
Equity in loss of unconsolidated joint ventures, net	967	1,293	3,450	2,200
General and administrative	6,346	6,134	20,465	18,528
Real estate related depreciation and amortization	33,398	28,526	96,839	85,755
Loss on business combinations	—	—	—	395
Impairment losses	—	—	1,934	4,556
Casualty gains	(54)	—	(1,298)	—
Institutional capital management and other fees	(1,004)	(1,046)	(3,153)	(3,051)

Total net operating income	47,439	41,572	136,947	122,777
Less net operating income- non-same store properties	(5,877)	(425)	(15,914)	(1,510)

Same store GAAP net operating income	41,562	41,147	121,033	121,267
Less revenue from lease terminations	(262)	(273)	(450)	(330)

Same store net operating income, excluding revenue from lease terminations	41,300	40,874	120,583	120,937
Less straight-line rents, net of related bad debt expense	(875)	(344)	(4,097)	(3,210)
Add back amortization of above/(below) market rents	(190)	(90)	(371)	105

Same store cash net operating income, excluding revenue from lease terminations	$40,235	$40,440	$116,115	$117,832

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet)—(square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for sale properties are excluded.

Third Quarter 2011	Page 16
Supplemental Reporting Package

Definitions

(Continued)

Same Store Change Year over Year:

The change in GAAP same store NOI and cash same store NOI is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the earliest period presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011
Reconciliation of NOI to Loss from continuing operations:
Loss from continuing operations	$(8,836)	$(12,146)	$(9,803)	$(9,614)	(9,142)
Income tax expense (benefit) and other taxes	235	(138)	40	121	(56)
Interest and other (income) expense	(227)	(244)	(85)	(14)	356
Interest expense	15,493	15,423	15,511	14,768	16,628
Equity in loss of unconsolidated joint ventures, net	1,293	786	1,357	1,126	967
General and administrative	6,134	6,735	7,056	7,063	6,346
Real estate related depreciation and amortization	28,526	29,368	31,143	32,298	33,398
Loss on business combinations and impairment losses	—	4,316	—	1,934	—
Casualty gains	—	—	—	(1,244)	(54)
Institutional capital management and other fees	(1,046)	(1,082)	(1,019)	(1,129)	(1,004)

Total GAAP net operating income	41,572	43,018	44,200	45,309	47,439
Less net operating income- non-same store properties	(2,708)	(3,690)	(6,234)	(6,745)	(8,180)

Same store net operating income	38,864	39,328	37,966	38,564	39,259
Less revenue from lease terminations	(273)	(104)	(55)	(134)	(262)

Same store GAAP net operating income, excluding revenue from lease terminations	38,591	39,224	37,911	38,430	38,997
Less straight-line rents, net of related bad debt expense	(136)	(739)	(1,908)	(1,199)	(828)
Add back amortization of above/(below) market rents	106	79	25	20	(68)

Same store cash net operating income, excluding revenue from lease terminations	$38,561	$38,564	$36,028	$37,251	$38,101

	Consolidated operating data, as previously reported, for the three months ended:
	September 30, 2009	December, 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Reconciliation of NOI to Loss from continuing operations:
Loss from continuing operations	$(18,088)	$(3,811)	$(7,704)	$(11,490)	$(8,836)
Income tax expense (benefit) and other taxes	470	(178)	238	582	235
Interest and other (income) expense	(353)	(364)	469	(353)	(227)
Interest expense	13,487	12,576	12,763	13,225	15,493
Equity in (income) loss of unconsolidated joint ventures, net	400	(533)	558	349	1,293
General and administrative	9,081	8,221	6,032	6,362	6,134
Real estate related depreciation and amortization	27,582	28,516	28,281	28,948	28,526
Loss on business combinations	10,156	169	395	4,556	—
Institutional capital management and other fees	(701)	(653)	(967)	(1,038)	(1,046)

Total GAAP net operating income	42,034	43,943	40,065	41,141	41,572
Less net operating income- non-same store properties	(1,037)	(2,127)	(1,827)	(2,060)	(2,708)

Same store net operating income	40,997	41,816	38,238	39,081	38,864
Less revenue from lease terminations	(408)	(167)	(34)	(23)	(273)

Same store GAAP net operating income, excluding revenue from lease terminations	40,589	41,649	38,204	39,058	38,591
Less straight-line rents, net of related bad debt expense	(303)	12	(980)	(1,118)	(136)
Add back amortization of above/(below) market rents	226	173	202	175	106

Same store cash net operating income, excluding revenue from lease terminations	$40,512	$41,834	$37,426	$38,115	$38,561

Change in (GAAP) same store NOI	(4.9)%	(5.8)%	(0.8)%	(1.6)%	1.0%

Change in cash same store NOI	(4.8)%	(7.8)%	(3.7)%	(2.3)%	(1.2)%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Third Quarter 2011	Page 17
Supplemental Reporting Package